Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ridgewood Electric Power Trust III (the “Trust”) for the fiscal quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Trust hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Jeffrey H. Strasberg
Name:	Jeffrey H. Strasberg
Title:	Chief Executive and Financial Officer
(Principal Executive Officer and Principal Financial Officer)

Date:	May 3, 2013